IAE PROPRIETARY INFORMATION

EXHIBIT 10.3

IAE Building
400 Main Street
East Hartford, CT 06108 USA

July 6, 2006

JetBlue Airways Corporation
19 Old Kings Highway South, Suite 23
Darien, Connecticut 06820
Attention:    Vice President and Treasurer

Subject:	Side Letter No. 20 to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation and IAE International Aero Engines AG dated May 4, 1999 (the ‘‘Agreement’’)

Dear Sir:

IAE is pleased to submit to JetBlue this Side Letter No. 20 to the Agreement in support of JetBlue’s deferral of certain Aircraft deliveries, as follows:

1.	Five (5) Aircraft deliveries in 2007, five (5) Aircraft deliveries in 2008, and two (2) Aircraft deliveries in 2009 are deferred so that six (6) Aircraft deliveries are rescheduled for 2011 and six (6) Aircraft deliveries are rescheduled for 2012.

2.	Accordingly, Exhibit B-1 to the Agreement (as amended by various Side Letters including Side Letter No. 19, dated June 20, 2005) is hereby deleted in its entirety and replaced by the revised delivery schedule attached as Exhibit B-1 hereto.

Except as expressly amended by this Side Letter No. 20, all provisions of the Agreement (as amended from time to time by various side letters and amendments) remain in full force and effect.

Very truly yours,	Agreed to and accepted on behalf of
IAE International Aero Engines AG	JetBlue Airways, Inc.
/s/ Robert Zimmerman	/s/ Thomas A. Anderson
Name	Name
Director of Sales – IAE	Senior Vice President
Title	Title
July 6, 2006	July 6, 2006
Date	Date

IAE PROPRIETARY INFORMATION

Exhibit B-1
Aircraft Delivery Schedules

As of April 2006

Glossary Note:

•	Delivered Aircraft are indicated by Italics typeface

•	Existing Firm Aircraft are indicated by normal typeface

•	Incremental Firm Aircraft are indicated by an asterisk (*)

•	2004 Incremental Aircraft, including all 2004 Incremental Aircraft and all Option Aircraft are indicated by bold typeface.

Rank No.	Aircraft	Month	Year
No. 1	Firm Aircraft	***	2000
No. 2	Firm Aircraft	***	2000
No. 3	Firm Aircraft	***	2000
No. 4	Firm Aircraft	***	2000
No. 5	Firm Aircraft	***	2000
No. 6	Firm Aircraft	***	2000
No. 7	Firm Aircraft	***	2001
No. 8	Firm Aircraft	***	2001
No. 9	Firm Aircraft	***	2001
No. 10	Firm Aircraft	***	2001
No. 11	Firm Aircraft	***	2001
No. 12	Firm Aircraft	***	2001
No. 13	Firm Aircraft	***	2001
No. 14	Firm Aircraft	***	2002
No. 15	Firm Aircraft	***	2002
No. 16	Firm Aircraft	***	2002
No. 17	Firm Aircraft	***	2002
No. 18	Firm Aircraft	***	2002
No. 19	Firm Aircraft	***	2002
No. 20	Firm Aircraft	***	2002
No. 21	Firm Aircraft	***	2002
No. 22	Firm Aircraft	***	2002
No. 23	Firm Aircraft	***	2002
No. 24	Firm Aircraft	***	2002
No. 25	Firm Aircraft	***	2002
No. 26	Firm Aircraft	***	2002
No. 27	Firm Aircraft	***	2002
No. 28	Firm Aircraft	***	2002
No. 29	Firm Aircraft	***	2002
No. 30	Firm Aircraft	***	2003
No. 31	Firm Aircraft	***	2003

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Rank No.	Aircraft	Month	Year
No. 32	Firm Aircraft	***	2003
No. 33	Firm Aircraft	***	2003
No. 34	Firm Aircraft	***	2003
No. 35	Firm Aircraft	***	2003
No. 36	Firm Aircraft	***	2003
No. 37	Firm Aircraft	***	2003
No. 38	Firm Aircraft	***	2003
No. 39	Firm Aircraft	***	2003
No. 40	Firm Aircraft	***	2003
No. 41	Firm Aircraft	***	2003
No. 42	Firm Aircraft	***	2003
No. 43	Firm Aircraft	***	2003
No. 44	Firm Aircraft	***	2003
No. 45	Firm Aircraft	***	2004
No. 46	Firm Aircraft	***	2004
No. 47	Firm Aircraft	***	2004
No. 48	Firm Aircraft	***	2004
No. 49	Firm Aircraft	***	2004
No. 50	Firm Aircraft	***	2004
No. 51	Firm Aircraft	***	2004
No. 52	Firm Aircraft	***	2004
No. 53	Firm Aircraft	***	2004
No. 54	Firm Aircraft	***	2004
No. 55	Firm Aircraft	***	2004	*
No. 56	Firm Aircraft	***	2004
No. 57	Firm Aircraft	***	2004
No. 58	Firm Aircraft	***	2004
No. 59	Firm Aircraft	***	2004	*
No. 60	Firm Aircraft	***	2005
No. 61	Firm Aircraft	***	2005
No. 62	Firm Aircraft	***	2005	*
No. 63	Firm Aircraft	***	2005
No. 64	Firm Aircraft	***	2005
No. 65	Firm Aircraft	***	2005
No. 66	Firm Aircraft	***	2005
No. 67	Firm Aircraft	***	2005	*
No. 68	Firm Aircraft	***	2005
No. 69	Firm Aircraft	***	2005
No. 70	Firm Aircraft	***	2005
No. 71	Firm Aircraft	***	2005	*
No. 72	Firm Aircraft	***	2005
No. 73	Firm Aircraft	***	2005
No. 74	Firm Aircraft	***	2005	*

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Rank No.	Aircraft	Month	Year
No. 75	Firm Aircraft	***	2005	*
No. 76	Firm Aircraft	***	2006
No. 77	Firm Aircraft	***	2006
No. 78	Firm Aircraft	***	2006	*
No. 79	Firm Aircraft	***	2006	*
No. 80	Firm Aircraft	***	2006
No. 81	Firm Aircraft	***	2006	*
No. 82	Firm Aircraft	***	2006
No. 83	Firm Aircraft	***	2006	*
No. 84	Firm Aircraft	***	2006	*
No. 85	Firm Aircraft	***	2006
No. 86	Firm Aircraft	***	2006	*
No. 87	Firm Aircraft	***	2006	*
No. 88	Firm Aircraft	***	2006
No. 89	Firm Aircraft	***	2006	*
No. 90	Firm Aircraft	***	2006	*
No. 91	Firm Aircraft	***	2006
No. 92	Firm Aircraft	***	2007
No. 93	Firm Aircraft	***	2007
No. 94	Firm Aircraft	***	2007
No. 95	Firm Aircraft	***	2007
No. 96	Firm Aircraft	***	2007
No. 97	Firm Aircraft	***	2007
No. 98	Firm Aircraft	***	2007	*
No. 99	Firm Aircraft	***	2007	*
No. 100	Firm Aircraft	***	2007	*
No. 101	Firm Aircraft	***	2007	*
No. 102	Firm Aircraft	***	2007	*
No. 103	Firm Aircraft	***	2007	*
No. 104	Firm Aircraft	Year	2008	*
No. 105	Firm Aircraft	Year	2008	*
No. 106	Firm Aircraft	Year	2008	*
No. 107	Firm Aircraft	Year	2008	*
No. 108	Firm Aircraft	Year	2008	*
No. 109	Firm Aircraft	Year	2008	*
No. 110	Firm Aircraft	Year	2008	*
No. 111	Firm Aircraft	Year	2008	*
No. 112	Firm Aircraft	Year	2008	*
No. 113	Firm Aircraft	Year	2008	*
No. 114	Firm Aircraft	Year	2008	*
No. 115	Firm Aircraft	Year	2008	*
No. 116	Firm Aircraft	Year	2009	*
No. 117	Firm Aircraft	Year	2009	*

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Rank No.	Aircraft	Month	Year
No. 118	Firm Aircraft	Year	2009	*
No. 119	Firm Aircraft	Year	2009	*
No. 120	Firm Aircraft	Year	2009	*
No. 121	Firm Aircraft	Year	2009	*
No. 122	Firm Aircraft	Year	2009	*
No. 123	Firm Aircraft	Year	2009	*
No. 124	Firm Aircraft	Year	2009	*
No. 125	Firm Aircraft	Year	2009	*
No. 126	Firm Aircraft	Year	2009
No. 127	Firm Aircraft	Year	2009
No. 128	Firm Aircraft	Year	2009
No. 129	Firm Aircraft	Year	2009
No. 130	Firm Aircraft	Year	2009
No. 131	Firm Aircraft	Year	2009
No. 132	Firm Aircraft	Year	2010	*
No. 133	Firm Aircraft	Year	2010	*
No. 134	Firm Aircraft	Year	2010	*
No. 135	Firm Aircraft	Year	2010	*
No. 136	Firm Aircraft	Year	2010	*
No. 137	Firm Aircraft	Year	2010	*
No. 138	Firm Aircraft	Year	2010	*
No. 139	Firm Aircraft	Year	2010	*
No. 140	Firm Aircraft	Year	2010	*
No. 141	Firm Aircraft	Year	2010	*
No. 142	Firm Aircraft	Year	2010
No. 143	Firm Aircraft	Year	2010
No. 144	Firm Aircraft	Year	2010
No. 145	Firm Aircraft	Year	2010
No. 146	Firm Aircraft	Year	2010
No. 147	Firm Aircraft	Year	2010
No. 148	Firm Aircraft	Year	2010
No. 149	Firm Aircraft	Year	2010
No. 150	Firm Aircraft	Year	2011	*
No. 151	Firm Aircraft	Year	2011	*
No. 152	Firm Aircraft	Year	2011	*
No. 153	Firm Aircraft	Year	2011	*
No. 154	Firm Aircraft	Year	2011	*
No. 155	Firm Aircraft	Year	2011	*
No. 156	Firm Aircraft	Year	2011
No. 157	Firm Aircraft	Year	2011
No. 158	Firm Aircraft	Year	2011
No. 159	Firm Aircraft	Year	2011

IAE PROPRIETARY INFORMATION

Rank No.	Aircraft	Month	Year
No. 160	Firm Aircraft	Year	2011
No. 161	Firm Aircraft	Year	2011
No. 162	Firm Aircraft	Year	2011	*
No. 163	Firm Aircraft	Year	2011
No. 164	Firm Aircraft	Year	2011	*
No. 165	Firm Aircraft	Year	2011	*
No. 166	Firm Aircraft	Year	2011	*
No. 167	Firm Aircraft	Year	2011	*
No. 168	Firm Aircraft	Year	2012
No. 169	Firm Aircraft	Year	2012
No. 170	Firm Aircraft	Year	2012
No. 171	Firm Aircraft	Year	2012
No. 172	Firm Aircraft	Year	2012
No. 173	Firm Aircraft	Year	2012

2004 Option Aircraft

Rank No.	Aircraft	Month	Year
No. 174	Option Aircraft	Year	2008
No. 175	Option Aircraft	Year	2008
No. 176	Option Aircraft	Year	2009
No. 177	Option Aircraft	Year	2009
No. 178	Option Aircraft	Year	2010
No. 179	Option Aircraft	Year	2010
No. 180	Option Aircraft	Year	2011
No. 181	Option Aircraft	Year	2011
No. 182	Option Aircraft	Year	2011
No. 183	Option Aircraft	Year	2011
No. 184	Option Aircraft	Year	2011
No. 185	Option Aircraft	Year	2011
No. 186	Option Aircraft	Year	2011
No. 187	Option Aircraft	Year	2011
No. 188	Option Aircraft	Year	2011

Option Aircraft to be delivered after December 31, 2011 are subject to IAE and Airbus SAS concurrence on extension of the current purchase agreement between the parties.

Rank No.	Aircraft	Month	Year
No. 189	Option Aircraft	Year	2012
No. 190	Option Aircraft	Year	2012
No. 191	Option Aircraft	Year	2012
No. 192	Option Aircraft	Year	2012

IAE PROPRIETARY INFORMATION

Rank No.	Aircraft	Month	Year
No. 193	Option Aircraft	Year	2012
No. 194	Option Aircraft	Year	2012
No. 195	Option Aircraft	Year	2012
No. 196	Option Aircraft	Year	2012
No. 197	Option Aircraft	Year	2012
No. 198	Option Aircraft	Year	2012
No. 199	Option Aircraft	Year	2012
No. 200	Option Aircraft	Year	2012
No. 201	Option Aircraft	Year	2012
No. 202	Option Aircraft	Year	2012
No. 203	Option Aircraft	Year	2012
No. 204	Option Aircraft	Year	2012
No. 205	Option Aircraft	Year	2012
No. 206	Option Aircraft	Year	2012
No. 207	Option Aircraft	Year	2012
No. 208	Option Aircraft	Year	2012
No. 209	Option Aircraft	Year	2013
No. 210	Option Aircraft	Year	2013
No. 211	Option Aircraft	Year	2013
No. 212	Option Aircraft	Year	2013
No. 213	Option Aircraft	Year	2013
No. 214	Option Aircraft	Year	2013
No. 215	Option Aircraft	Year	2013
No. 216	Option Aircraft	Year	2013
No. 217	Option Aircraft	Year	2013
No. 218	Option Aircraft	Year	2013
No. 219	Option Aircraft	Year	2013
No. 220	Option Aircraft	Year	2013
No. 221	Option Aircraft	Year	2013
No. 222	Option Aircraft	Year	2013
No. 223	Option Aircraft	Year	2013

Leased Aircraft

Year	Number	Delivery Dates
1999	1	***
2000	3	***
2001	4	***
2003	1	***
2004	1	***

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.